Exhibit 32
CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SABONES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tribune Publishing Company (the “Company”) on Form 10-Q for the period ended September 28, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John H. Griffin, Jr., Chief Executive Officer of the Company, and John B. Bode, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ John H. Griffin, Jr. _____________________________________
John H. Griffin, Jr.,
Chief Executive Officer

Date: November 10, 2014

By: /s/ John B. Bode__________________________________________
John B. Bode,
Chief Financial Officer

Date: November 10, 2014